UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 13, 2022

Code Chain New Continent Limited

(Exact name of Company as specified in charter)

Nevada	001-37513	47-3709051
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
No 119 South Zhaojuesi Road 2nd Floor, Room 1 Chenghua District, Chengdu, Sichuan, China 610047

(Address of Principal Executive Offices) (Zip code)

 +86-028-84112941

(Company’s Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	CCNC	Nasdaq Capital Market

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 13, 2022 local time, Code Chain New Continent Limited (the “Company”) held a special meeting of stockholders (the “Special Meeting”) at No. 119 South Zhaojuesi Road, 2nd Floor, Room 1, Chenghua District, Chengdu, Sichuan, China. The number of shares of common stock present or represented by valid proxy at the Special Meeting was 13,538,212 shares, representing approximately 35% of the 38,429,617 shares of common stock issued and outstanding as of the record date of May 20, 2022, and therefore constituting a quorum. At the Special Meeting, the following proposals were voted on:

 1.      Approval, for the purpose of complying with the Nasdaq Listing Rule 5635, the issuance of 7,680,000 shares of the Company’s common stock to the Consideration Recipients (defined below) pursuant to the share purchase agreement by and among the Company, Shanghai Yuanma Food and Beverage Management Co., Ltd. and the shareholders of Shanghai Yuanma Food and Beverage Management Co., Ltd. (the “Consideration Recipients”), dated April 14, 2022 (the “Share Purchase Agreement”) (“Proposal One”). The Consideration Recipients are Wei Xu, who is the Chief Executive Officer and Chairman of the Board of the Company, and Jiangsu Lingkong Network Joint Stock Co., Ltd., which is controlled by Wei Xu.

 2.      Approval of the adjournment of the Special Meeting for any purpose, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Proposal One (“Proposal Two”).

	FOR	AGAINT	ABSTAIN
Proposal One	13,479,090	58,859	263
Proposal Two	13,477,265	59,517	1,430

In accordance with applicable Nasdaq guidance, any votes cast FOR Proposal One or Proposal Two attributable to the Consideration Recipients were disregarded for purposes of determining whether the proposals are approved.  Accordingly, the issuance of 7,680,000 shares of the Company’s common stock to the Consideration Recipients pursuant to the Share Purchase Agreement was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CODE CHAIN NEW CONTINENT LIMITED

Date: June 13, 2022	By:	/s/ Wei Xu
	Name:	Wei Xu
	Title:	Chief Executive Officer, President and Chairman of the Board

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